UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

Mass Megawatts Wind Power Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-32465	04-3402789
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

119 Boston Turnpike Ste. #290 Shrewsbury, MA 01545

(Address of principal executive offices) (Zip Code)

(508) 942-3531

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol
Common Stock, no par value	MMMW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective May 3, 2024, BF Borgers CPA PC, the principal accountant engaged as the auditor of Mass Megawatts Wind Power, Inc. (the “Corporation”), was dismissed from its position. On May 14, 2024, the Company engaged Hudgens CPA, PLLC as the replacement of BF Borgers CPA PC.

During the Company’s fiscal year ended April 30, 2023, and the subsequent period through the date of this Current Report on Form 8-K, there were no disagreements between the Mass Megawatts Wind Power, Inc. and B F Borgers CPA PC, the Corporation’s auditors performing the audit during the period, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of B F Borgers CPA PC, would have caused B F Borgers CPA PC to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s fiscal year ended April 30,2023, and the subsequent period through the date of this Current Report on Form 8-K, B F Borgers CPA PC, did not advise us of any matter specified in Item 304(a)(1)(v) of Regulation S-K.

The audit report of B F Borgers CPA PC, on the financial statements of the Company as of April 30, 2023, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Those reports did, however, contain an emphasis paragraph relating to the substantial doubt about the Company’s ability to continue as a going concern.

The U. S. Securities and Exchange Commission has advised on May 3, 2024, that, in lieu of obtaining a letter from B F Borgers stating whether it agrees with the statements stated in this filing, the Company may disclose that B F Borgers is not permitted to appear or practice before U. S. Securities and Exchange Commission on and after May 3, 2024 pursuant to Rule 102 (e) of the Commission’s Rule of Practice.

On May 14, 2024, the Corporation’s Board of Directors engaged the accounting firm of Hudgens CPA, PLLC as the Corporation’s independent registered public accounting firm for and with respect to replacing BF Borgers CPA PC. Management has not consulted with Hudgens CPA, PLLC on any accounting, auditing, or reporting matter at any time in the past.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be Signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jonathan Ricker
Chief Executive Officer
Mass Megawatts Wind Power, Inc.

Date: May 15, 2024